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                                                                    Exhibit 21.1

                                  Subsidiaries

U.S. Subsidiaries                                                               State of Incorporation
-----------------                                                               ----------------------
Affiliated Physical Therapists, Ltd.                                            Arizona
Allegany Hearing and Speech, Inc.                                               Maryland
American Transitional Hospitals, Inc.                                           Delaware
Athens Sports Medicine Clinics, Inc.                                            Georgia
Ather Sports Injury Clinic, Inc.                                                California
Atlantic Health Group, Inc.                                                     Delaware
Atlantic Rehabilitation Services, Inc.                                          New Jersey
Atra Services, Inc.                                                             Delaware
Buendel Physical Therapy, Inc.                                                  Florida
C.E.R. - West, Inc.                                                             Michigan
C.O.A.S.T. Institute Physical Therapy, Inc.                                     California
CCISUB, Inc.                                                                    North Carolina
CRF Rehabilitation Associates, Inc.                                             North Carolina
Cenla Physical Therapy & Rehabilitation Agency, Inc.                            Louisiana
Center for Evaluation & Rehabilitation, Inc.                                    Michigan
Center for Physical Therapy & Sports Rehabilitation, Inc.                       New Mexico
CenterTherapy, Inc.                                                             Minnesota
Champion Physical Therapy, Inc.                                                 Pennsylvania
Community Rehab Centers of Massachusetts, Inc.                                  Massachusetts
Coplin Physical Therapy Associates, Inc.                                        Minnesota
Crowley Physical Therapy Clinic, Inc.                                           Louisiana
Douglas Avery & Associates, Ltd.                                                Virginia
Edgewater Rehabilitation Associates, Inc.                                       Illinois
Elk County Physical Therapy, Inc.                                               Pennsylvania
Fine, Bryant & Wah, Inc.                                                        Maryland
Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.                   Pennsylvania
Gallery Physical Therapy Center, Inc.                                           Minnesota
Georgia Physical Therapy of West Georgia, Inc.                                  Georgia
Georgia Physical Therapy, Inc.                                                  Georgia
Greater Sacramento Physical Therapy Associates, Inc.                            California
Grove City Physical Therapy and Sports Medicine, Inc.                           Pennsylvania
Gulf Breeze Physical Therapy, Inc.                                              Florida
Hand Therapy Associates, Inc.                                                   Arizona
Hand Therapy and Rehabilitation Associates, Inc.                                California
Hangtown Physical Therapy, Inc.                                                 California
Hawley Physical Therapy, Inc.                                                   California
Horizon Health & Rehabilitation, Inc.                                           Maryland

Hudson Physical Therapy Services, Inc.                                          New Jersey
Human Performance and Fitness. Inc.                                             California
Indianapolis Physical Therapy and Sports Medicine, Inc.                         Indiana
Intensiva Healthcare Corporation                                                Delaware
Intensiva Hospital of Greater St. Louis, Inc.                                   Missouri
Joyner Sports Science Institute, Inc.                                           Pennsylvania
Joyner Sportsmedicine Institute, Inc.                                           Pennsylvania
Kentucky Rehabilitation Services, Inc.                                          Kentucky
Kessler Assisted Living Corporation                                             New Jersey
Kessler Care Center at Cedar Grove, Inc.                                        New Jersey
Kessler Care Center at Great Falls, Inc.                                        New Jersey
Kessler Care Center at St. Cloud, Inc.                                          New Jersey
Kessler Institute for Rehabilitation, Inc.                                      New Jersey
Kessler Occupation Medicine Centers, Inc.                                       Florida
Kessler Physical Therapy & Rehabilitation, Inc.                                 New Jersey
Kessler Rehab Centers, Inc.                                                     Delaware
Kessler Rehabilitation Corporation                                              Delaware
Kessler Rehabilitation of Florida, Inc.                                         Florida
Kessler Rehabilitation of Maryland, Inc.                                        Maryland
Kessler Rehabilitation Services, Inc.                                           New Jersey
Kessler Rehab of Connecticut, Inc.                                              Connecticut
Lynn M. Carlson, Inc.                                                           Arizona
Metro Rehabilitation Services, Inc.                                             Michigan
Metro Therapy, Inc.                                                             New York
Michigan Therapy Centre, Inc.                                                   Michigan
MidAtlantic Health Group, Inc.                                                  Delaware
Monmouth Rehabilitation, Inc.                                                   New Jersey
NW Rehabilitation Associates, Inc.                                              Delaware
New England Health Group, Inc.                                                  Massachusetts
New Mexico Physical Therapists, Inc.                                            New Mexico
Northside Physical Therapy, Inc.                                                Ohio
NovaCare Occupational Health Services, Inc.                                     Delaware
NovaCare Outpatient Rehabilitation East, Inc.                                   Delaware
NovaCare Outpatient Rehabilitation of California, Inc.                          California
NovaCare Outpatient Rehabilitation West, Inc.                                   Delaware
NovaCare Outpatient Rehabilitation, Inc.                                        Kansas
NovaCare Rehabilitation, Inc.                                                   Minnesota
P.T. Services Company                                                           Ohio
P.T. Services, Inc.                                                             Ohio
P.T. Services Rehabilitation, Inc.                                              Ohio
Pennsylvania Rehab, Inc.                                                        Pennsylvania
Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic Rehabilitation &      Illinois
   Sports Medicine, Ltd.
Physical Rehabilitation Partners, Inc.                                          Louisiana

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
Physical Therapy Enterprises, Inc.                                              Arizona
Physical Therapy Institute, Inc.                                                Louisiana
Physical Therapy Services of the Jersey Cape, Inc.                              New Jersey
Physio-Associates, Inc.                                                         Pennsylvania
Pro Active Therapy, Inc.                                                        North Carolina
Pro Active Therapy of Ahoskie, Inc.                                             North Carolina
Pro Active Therapy of Greenville, Inc.                                          North Carolina
Pro Active Therapy of North Carolina, Inc.                                      North Carolina
Pro Active Therapy of Rocky Mount, Inc.                                         North Carolina
Pro Active Therapy of South Carolina, Inc.                                      South Carolina
Pro Active Therapy of Virginia, Inc.                                            Virginia
Professional Therapeutic Services, Inc.                                         Ohio
Quad City Management, Inc.                                                      Iowa
RCI (Colorado), Inc.                                                            Delaware
RCI (Exertec), Inc.                                                             Delaware
RCI (Michigan), Inc.                                                            Delaware
RCI (S.P.O.R.T.), Inc.                                                          Delaware
RCI (WRS), Inc.                                                                 Delaware
Rebound Oklahoma, Inc.                                                          Oklahoma
Redwood Pacific Therapies, Inc.                                                 California
Rehab Advantage, Inc.                                                           Delaware
Rehab Managed Care of Arizona, Inc.                                             Delaware
Rehab Provider Network - California, Inc.                                       California
Rehab Provider Network - East I, Inc.                                           Delaware
Rehab Provider Network - East II, Inc.                                          Maryland
Rehab Provider Network - Georgia, Inc.                                          Georgia
Rehab Provider Network - Indiana, Inc.                                          Indiana
Rehab Provider Network - Michigan, Inc.                                         Michigan
Rehab Provider Network - New Jersey, Inc.                                       New Jersey
Rehab Provider Network - Ohio, Inc.                                             Ohio
Rehab Provider Network - Oklahoma, Inc.                                         Oklahoma
Rehab Provider Network - Pennsylvania, Inc.                                     Pennsylvania
Rehab Provider Network - Washington, D.C., Inc.                                 District of Columbia
Rehab Provider Network of Colorado, Inc.                                        Colorado
Rehab Provider Network of Florida, Inc.                                         Florida
Rehab Provider Network of Nevada, Inc.                                          Nevada
Rehab Provider Network of New Mexico, Inc.                                      New Mexico
Rehab Provider Network of North Carolina, Inc.                                  North Carolina
Rehab Provider Network of Texas, Inc.                                           Texas
Rehab Provider Network of Wisconsin, Inc.                                       Wisconsin
Rehab/Work Hardening Management Associates, Ltd.                                Pennsylvania
RehabClinics, Inc.                                                              Delaware
RehabClinics (GALAXY), Inc.                                                     Illinois
RehabClinics (PTA), Inc.                                                        Delaware

RehabClinics (SPT), Inc.                                                        Delaware
RehabClinics Abilene, Inc.                                                      Delaware
RehabClinics Dallas, Inc.                                                       Delaware
RehabClinics Pennsylvania, Inc.                                                 Pennsylvania
SLMC Finance Corporation                                                        Delaware
S.T.A.R.T., Inc.                                                                Massachusetts
Select Air II, Inc.                                                             Pennsylvania
Select Employment Services, Inc.                                                Delaware
Select Hospital Investors, Inc.                                                 Delaware
SelectMark, Inc.                                                                Delaware
Select Medical of Kentucky, Inc.                                                Delaware
Select Medical of Maryland, Inc.                                                Delaware
Select Medical of New Jersey, Inc.                                              Delaware
Select Medical of New York, Inc.                                                Delaware
Select Medical of Ohio, Inc.                                                    Delaware
Select Medical of Pennsylvania, Inc.                                            Delaware
Select Medical Rehabilitation Clinics, Inc.                                     Delaware
Select Provider Networks, Inc.                                                  Delaware
Select Rehabilitation Management Services, Inc.                                 Delaware
Select Specialty Hospital - Akron, Inc.                                         Missouri
Select Specialty Hospital - Albuquerque, Inc.                                   Delaware
Select Specialty Hospital - Ann Arbor, Inc.                                     Missouri
Select Specialty Hospital - Arizona, Inc.                                       Delaware
Select Specialty Hospital - Battle Creek, Inc.                                  Missouri
Select Specialty Hospital - Beech Grove, Inc.                                   Missouri
Select Specialty Hospital - Bloomington, Inc.                                   Delaware
Select Specialty Hospital - Boston, Inc.                                        Delaware
Select Specialty Hospital - Central Detroit, Inc.                               Delaware
Select Specialty Hospital - Charleston, Inc.                                    Delaware
Select Specialty Hospital - Cincinnati, Inc.                                    Missouri
Select Specialty Hospital - Columbus, Inc.                                      Delaware
Select Specialty Hospital - Columbus/Grant, Inc.                                Delaware
Select Specialty Hospital - Columbus/University, Inc.                           Missouri
Select Specialty Hospital - Conroe, Inc.                                        Delaware
Select Specialty Hospital - Dallas, Inc.                                        Delaware
Select Specialty Hospital - Denver, Inc.                                        Delaware
Select Specialty Hospital - Durham, Inc.                                        Delaware
Select Specialty Hospital - Erie, Inc.                                          Delaware
Select Specialty Hospital - Escambia, Inc.                                      Delaware
Select Specialty Hospital - Evansville, Inc.                                    Missouri
Select Specialty Hospital - Flint, Inc.                                         Missouri
Select Specialty Hospital - Fort Smith, Inc.                                    Missouri
Select Specialty Hospital - Fort Wayne, Inc.                                    Missouri
Select Specialty Hospital - Gadsden, Inc.                                       Delaware

Select Specialty Hospital - Greensburg, Inc.                                    Delaware
Select Specialty Hospital - Honolulu, Inc.                                      Hawaii
Select Specialty Hospital - Houston, Inc.                                       Delaware
Select Specialty Hospital - Huntsville, Inc.                                    Delaware
Select Specialty Hospital - Indianapolis, Inc.                                  Delaware
Select Specialty Hospital - Jackson, Inc.                                       Delaware
Select Specialty Hospital - Johnstown, Inc.                                     Missouri
Select Specialty Hospital - Kansas City, Inc.                                   Missouri
Select Specialty Hospital - Knoxville, Inc.                                     Delaware
Select Specialty Hospital - Lansing, Inc.                                       Delaware
Select Specialty Hospital - Lee, Inc.                                           Delaware
Select Specialty Hospital - Leon, Inc.                                          Delaware
Select Specialty Hospital - Lexington, Inc.                                     Delaware
Select Specialty Hospital - Little Rock, Inc.                                   Delaware
Select Specialty Hospital - Louisville, Inc.                                    Delaware
Select Specialty Hospital - Macon, Inc.                                         Delaware
Select Specialty Hospital - Macomb County, Inc.                                 Missouri
Select Specialty Hospital - Marion, Inc.                                        Delaware
Select Specialty Hospital - Memphis, Inc.                                       Delaware
Select Specialty Hospital - Milwaukee, Inc.                                     Delaware
Select Specialty Hospital - Mississippi Gulf Coast, Inc.                        Mississippi
Select Specialty Hospital - Morgantown, Inc.                                    Delaware
Select Specialty Hospital - Nashville, Inc.                                     Delaware
Select Specialty Hospital - New Orleans, Inc.                                   Delaware
Select Specialty Hospital - North Knoxville, Inc.                               Missouri
Select Specialty Hospital - Northwest Detroit, Inc.                             Delaware
Select Specialty Hospital - Northwest Indiana, Inc.                             Missouri
Select Specialty Hospital - Oklahoma City, Inc.                                 Delaware
Select Specialty Hospital - Oklahoma City/East Campus, Inc.                     Missouri
Select Specialty Hospital - Omaha, Inc.                                         Missouri
Select Specialty Hospital - Orange, Inc.                                        Delaware
Select Specialty Hospital - Palm Beach, Inc.                                    Delaware
Select Specialty Hospital - Philadelphia/AEMC, Inc.                             Missouri
Select Specialty Hospital - Phoenix, Inc.                                       Delaware
Select Specialty Hospital - Pittsburgh, Inc.                                    Missouri
Select Specialty Hospital - Pontiac, Inc.                                       Missouri
Select Specialty Hospital - Reno, Inc.                                          Missouri
Select Specialty Hospital - Saginaw, Inc.                                       Delaware
Select Specialty Hospital - San Antonio, Inc.                                   Delaware
Select Specialty Hospital - Sarasota, Inc.                                      Delaware
Select Specialty Hospital - Sioux Falls, Inc.                                   Missouri
Select Specialty Hospital - South Dallas, Inc.                                  Delaware
Select Specialty Hospital - Topeka, Inc,                                        Missouri
Select Specialty Hospital - TriCities, Inc.                                     Delaware

Select Specialty Hospital - Tulsa, Inc.                                         Delaware
Select Specialty Hospital - Western Michigan, Inc.                              Missouri
Select Specialty Hospital - Western Missouri, Inc.                              Delaware
Select Specialty Hospital - Wichita, Inc.                                       Missouri
Select Specialty Hospital - Wilmington, Inc.                                    Missouri
Select Specialty Hospital - Wyandotte, Inc.                                     Delaware
Select Specialty Hospital - Youngstown, Inc.                                    Missouri
Select Specialty Hospital - Zanesville, Inc.                                    Delaware
Select Specialty Hospitals, Inc.                                                Delaware
Select Synergos, Inc.                                                           Delaware
Select Transport, Inc.                                                          Delaware
Select Unit Management, Inc.                                                    Delaware
South Jersey Physical Therapy Associates, Inc.                                  New Jersey
South Jersey Rehabilitation and Sports Medicine Center, Inc.                    New Jersey
South Philadelphia Occupational Health, Inc.                                    Pennsylvania
Southpointe Fitness Center, Inc.                                                Pennsylvania
Southwest Emergency Associates, Inc.                                            Arizona
Southwest Physical Therapy, Inc.                                                New Mexico
Southwest Therapists, Inc.                                                      New Mexico
Sports & Orthopedic Rehabilitation Services, Inc.                               Florida
Stamper Physical Therapy & Associates, Inc.                                     Maryland
Stephenson-Holtz, Inc.                                                          California
The Center for Physical Therapy and Rehabilitation, Inc.                        New Mexico
The Orthopedic Sports and Industrial Rehabilitation Network, Inc.               Pennsylvania
Treister, Inc.                                                                  Ohio
Valley Group Physical Therapists, Inc.                                          Pennsylvania
Vanguard Rehabilitation, Inc.                                                   Arizona
Victoria Healthcare, Inc.                                                       Florida
Wayzata Physical Therapy Center, Inc.                                           Minnesota
West Penn Rehabilitation Services, Inc.                                         Pennsylvania
West Side Physical Therapy, Inc.                                                Ohio
West Suburban Health Partners, Inc.                                             Minnesota
Wilpage, Inc.                                                                   New Jersey
Yuma Rehabilitation Center, Inc.                                                Arizona


Canadian Subsidiaries                                                           Province of Incorporation
---------------------                                                           -------------------------
1263568 Ontario Limited                                                         Ontario
9086-3200 Quebec, Inc.                                                          Quebec
Canadian Back Institute Limited                                                 Ontario
Clinique De Physiotherapic Du Mediaclub, Inc.                                   Quebec

Dynamic Rehabilitation, Inc.                                                    Ontario
Eastern Rehabilitation, Inc.                                                    Ontario
PCR Physiotherapist Corporation                                                 British Columbia
Rehab Health, Inc.                                                              Ontario
S.T.A.R. Rehab, Inc.                                                            Saskatchewan


U.S. Partnerships and Limited Liability Companies                               State of Organization
-------------------------------------------------                               ---------------------
Argosy Health, LLC                                                              Delaware
Avalon Rehabilitation & Healthcare, LLC                                         Delaware
Caritas Rehab Services, LLC                                                     Kentucky
Core Rehab Management, LLC                                                      Connecticut
DVMC/U.S. Regional Partnership                                                  Pennsylvania
GP Therapy, L.L.C.                                                              Georgia
Garrett Rehab Services, LLC                                                     Maryland
Jeffersontown Physical Therapy, LLC                                             Kentucky
Kentucky Orthopedic Rehabilitation, LLC                                         Delaware
Kessler-Adventist Rehabilitation Hospital, LLC                                  Maryland
Kessler-Adventist Rehabilitation Services, LLC                                  Maryland
Medical Information Management  Systems, LLC                                    Delaware
Mercy/Joyner Associates                                                         Pennsylvania
Millennium Rehab Services, LLC                                                  Delaware
Optima Rehabilitation Services, Ltd.                                            Ohio
Optima Rehabilitation Services II, Ltd.                                         Ohio
Rehab Advantage Therapy Services, LLC                                           Delaware
Select Management Services, LLC                                                 Delaware
Select Specialty Hospital - Central Pennsylvania, L.P.                          Delaware
Select Specialty Hospital - Houston, L.P.                                       Delaware
Select Software Ventures, LLC                                                   Delaware
TJ Corporation I, L.L.C.                                                        Delaware
TJ Partnership I                                                                Florida
The Center for Health and Fitness at Palisades, LLC                             New Jersey



Canadian Limited Partnerships                                                   Province of Organization
-----------------------------                                                   ------------------------
CBI Barrie Limited Partnership                                                  Ontario
CBI Burnaby Limited Partnership                                                 Ontario
CBI Cambridge Limited Partnership                                               Ontario
CBI Edmonton Limited Partnership                                                Ontario
CBI Gatineau Limited Partnership                                                Ontario

CBI Kitchener Limited Partnership                                               Ontario
CBI Lethbridge Limited Partnership                                              Ontario
CBI London East Limited Partnership                                             Ontario
CBI London Limited Partnership                                                  Ontario
CBI Mississauga Limited Partnership                                             Ontario
CBI Montreal Limited Partnership                                                Ontario
CBI Niagara Limited Partnership                                                 Ontario
CBI Ottawa Limited Partnership                                                  Ontario
CBI Ottawa West Limited Partnership                                             Ontario
CBI Port Coquitlam Limited Partnership                                          Ontario
CBI Regina Limited Partnership                                                  Ontario
CBI Richmond Limited Partnership                                                Ontario
CBI St. Clair West Limited Partnership                                          Ontario
CBI Sudbury Limited Partnership                                                 Ontario
CBI Surrey Limited Partnership                                                  Ontario
CBI Windsor Limited Partnership                                                 Ontario




                       PART II - OTHER EQUITY INVESTMENTS

U.S. Minority Interests                                                         State of Organization
-----------------------                                                         ---------------------
Sunrise Investments, LLC                                                        Ohio
Waltham Physical Therapy Associates, Inc.                                       Massachusetts
Work Horizons, Ltd.                                                             Ohio


Canadian Minority Interests                                                     Province of Organization
---------------------------                                                     ------------------------
CBI Physical Therapy, Inc.                                                      Ontario
CBI Professional Services Inc.                                                  Ontario
CBI Sarnia Limited Partnership                                                  Ontario


Foreign Minority Interests                                                      Jurisdiction of Organization
--------------------------                                                      ----------------------------
Raffles Insurance Limited                                                       Cayman Islands


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